Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of September 13, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of June 15, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Domtar Corporation (the “Parent Borrower”), Domtar Paper Company, LLC (the “Subsidiary Borrower”), Domtar Inc. (the “Canadian Borrower”), the Additional Borrowers from time to time party thereto (each an “Additional Borrower” and, together with the Parent Borrower, the Subsidiary Borrower and the Canadian Borrower, collectively, the “Borrowers”), the banks and other financial institutions or entities from time to time parties (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents party thereto.

WITNESSETH:

WHEREAS, the Parent Borrower has requested that amendments be made to the Credit Agreement as provided herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendments, but only on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

II. Amendment to Section 1.1 (Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of DDHI FSHCo Condition in its entirety to read as follows:

“DDHI FSHCo Condition”: DDHI has no Indebtedness or other material obligations payable to any Person other than a Global Group Member or a Governmental Authority.

III. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Loan Parties, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent.

IV. General.

1. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to all of the Lenders as of the Amendment Effective Date (after giving effect to this Amendment) that:

(a) This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms;

(b) No Default or Event of Default shall have occurred and be continuing; and

(c) The representations and warranties made by any Loan Party in and pursuant to the Loan Documents are true and correct in all material respects, after giving effect to this Amendment,

on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

2. Payment of Expenses. The Parent Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, including without limitation, the reasonable fees and disbursement of one primary counsel to the Administrative Agent (and if necessary or, in the reasonable judgment of the Administrative Agent, advisable, one local counsel in each relevant jurisdiction (which, for the avoidance of doubt, may include Canada)).

3. No Other Modifications; Confirmation. Except as expressly modified hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

4. Effect of Amendment. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

5. Governing Law; Counterparts.

(a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

[Lender Signature Pages Provided Separately]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Peter S. Produn
	Name:	Peter S. Produn
	Title:	Executive Director

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ David Loewen
	Name:	David Loewen
	Title:	Director

By:	/s/ Daniel Zolov
	Name:	Daniel Zolov
	Title:	Associate Director

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

Bank of America, N.A.

By:	/s/ Michael B. Delaney
	Name:	Michael B. Delaney
	Title:	Director

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Amy Promaine
	Name:	Amy Promaine
	Title:	Authorized Signatory

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

GOLDMAN SACHS LENDING PARTNERS LLC
[Name of Lender]

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

Canadian Imperial Bank of Commerce
Name of Lender

By:	/s/ PETER RAWLINS
	Name:	PETER RAWLINS
	Title:	EXECUTIVE DIRECTOR

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Kazim Mehdi
	Name:	Kazim Mehdi
	Title:	Director

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

Canadian Imperial Bank of Commerce, New York Agency

By:	/s/ Dominic Sorresso
	Name:	Dominic Sorresso
	Title:	Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Gordon Eadon
	Name:	Gordon Eadon
	Title:	Authorized Signatory

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

CAISSE CENTRALE DESJARDINS
as a Lender

By:	/s/ Marie-Hélène Lacroix
	Name:	Marie-Hélène Lacroix
	Title:	Director, Loan Structuring and Syndication

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Antoine Avril
	Name:	Antoine Avril
	Title:	MD and Head of Loan structuring and Syndication

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

Caisse centrale Desjardins U.S Branch
[Name of Lender]

By:	/s/ MICHEL BROUILLET
	Name:	MICHEL BROUILLET
	Title:	VICE-PRESIDENT

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A.

By:	/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

The Toronto-Dominion Bank

By:	/s/ Yves Bergeron
Yves Bergeron
Managing Director

By:	/s/ Serge Cloutier
Serge Cloutier
Director

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

Toronto Dominion (Texas) LLC
[Name of Lender]

By:	/s/ MASOOD FIKREE
	Name:	MASOOD FIKREE
	Title:	AUTHORIZED SIGNATORY

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

Bank of Montreal

By:	/s/ Bruno Jarry
	Name:	Bruno Jarry
	Title:	Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

Bank of Montreal, London Branch

By:	/s/ Anthony Ebdon
	Name:	Anthony Ebdon
	Title:	Managing Director

By:	/s/ Lisa Rodriguez
	Name:	Lisa Rodriguez
	Title:	Managing Director

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

Bank of Montreal, Chicago Branch

By:	/s/ Yacouba Kane
	Name:	Yacouba Kane
	Title:	Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH
[Name of Lender]

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Director

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

NATIONAL BANK OF CANADA

By:	/s/ Roch Ledoux
	Name:	Roch Ledoux
	Title:	Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Alexandre Bergeron
	Name:	Alexandre Bergeron
	Title:	Director

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

RABOBANK NEDERLAND, CANADIAN BRANCH
[Name of Lender]

By:	/s/ Marc J. Drouin
	Name:	Marc J. Drouin
	Title:	Executive Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Nicolas Stoupak
	Name:	Nicolas Stoupak
	Title:	Executive Director Senior Credit Analyst

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

ICICI Bank Canada

By:	/s/ Anthony Coulthard
	Name:	Anthony Coulthard
	Title:	Senior Vice President Legal & Corporate Secretary ICICI Bank Canada

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Leslie Mathew
	Name:	Leslie Mathew
	Title:	Assistant Vice President Corporate Banking ICICI Bank Canada

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

COBANK, ACB

By:	/s/ Kyle Weaver
	Name:	Kyle Weaver
	Title:	Vice President

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned Borrowers have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written and the Subsidiary Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the Loan Documents to which they are party.

[Loan Parties Pages Provided Separately]

DOMTAR CORPORATION,
as Parent Borrower

By:	/s/ Paola Farnesi
	Name:	Paola Farnesi
	Title:	Vice-President & Treasurer

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Vice-President, Corporate Law and Secretary

DOMTAR PAPER COMPANY, LLC, as Subsidiary Borrower

By:
Name:
Title:

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

DOMTAR INC., as Canadian Borrower

By:	/s/ Paola Farnesi
	Name:	Paola Farnesi
	Title:	Vice-President & Treasurer

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Vice-President, Corporate Law and Secretary

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

DOMTAR A.W. LLC,
as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

DOMTAR INDUSTRIES LLC, as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

DOMTAR AI INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

DOMTAR WISCONSIN DAM CORP., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

EAM CORPORATION, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

ATTENDS HEALTHCARE PRODUCTS, INC. as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

ARIVA DISTRIBUTION INC
as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

DOMTAR DELAWARE INVESTMENTS INC., as Subsidiary Guarantor

By:	/s/ Barry Crozier
	Name:	Barry Crozier
	Title:	Secretary

DOMTAR DELAWARE HOLDINGS, LLC, as Subsidiary Guarantor

By:	/s/ Barry Crozier
	Name:	Barry Crozier
	Title:	Secretary

E.B. EDDY PAPER, INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

DOMTAR PERSONAL CARE ABSORBENT HYGIENE, INC., as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

ASSOCIATED HYGIENIC PRODUCTS LLC, as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

7726392 CANADA INC.,
as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

DOMTAR PULP AND PAPER GENERAL PARTNERSHIP, as Subsidiary Guarantor

by DOMTAR INC.

By:	/s/ Josée Mireault
Name:	Josée Mireault
	Title:	Assistant Secretary

by DOMTAR (CANADA) PAPER INC.

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Vice-President, Corporate Law and Secretary

3260787 NOVA SCOTIA COMPANY, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

3260788 NOVA SCOTIA COMPANY, as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

3260789 NOVA SCOTIA COMPANY, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

DOMTAR PACIFIC PAPERS ULC,
as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

TECHNI-THERM INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

BROMPTON LANDS LIMITED, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

DOMTAR EXPETECH INC. as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Secretary

DOMTAR (CANADA) PAPER INC., as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

DOMTAR PERSONAL CARE ABSORBENT HYGIENE, INC., as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT

ASSOCIATED HYGIENIC PRODUCTS LLC,
as Subsidiary Guarantor

By:	/s/ Josée Mireault
	Name:	Josée Mireault
	Title:	Assistant Secretary

SIGNATURE PAGE – FIRST AMENDMENT TO DOMTAR CREDIT AGREEMENT